EXHIBIT 99.1

Industrial Enterprises of America names new CFO

Tue Sep 4, 2007 9:34AM EDT

Sept 4 (Reuters) - Industrial Enterprises of America Inc (IEAM.O: Quote, Profile, Research), a supplier of automotive chemicals and motor oils, said it named Jorge Yepes chief financial officer.

The CFO position had been vacant since May 15, when former CFO Dennis O'Neill fell ill and Chief Executive John Mazzuto was appointed interim CFO, Industrial Enterprises said in statement.

Yepes was previously vice-president of finance, Americas, for Avery Dennison Corp (AVY.N: Quote, Profile, Research). (Reporting by Sharangdhar Limaye in Bangalore)